                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                VAN ECK VIP TRUST - VAN ECK VIP GLOBAL BOND FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2012

Item 1. Report to Shareholders

ANNUAL REPORT
D E C E M B E R 3 1 , 2 0 1 2

Van Eck VIP Trust

Van Eck VIP Global Bond Fund

The information contained in the enclosed shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2012.

VAN ECK VIP TRUST

PRIVACY NOTICE

At Van Eck Global, we respect our clients’ right to privacy. In order for us to provide efficient service for our customers, we collect and maintain certain personal information about you (including transaction history, name, social security number, address, etc.). This information is collected via investment applications, written and oral communications between you or your representatives and us, trades through financial institutions, web site requests, or other forms you may have provided in order to receive information from us or process a transaction.

Please be assured that we do not share this information with any third parties, with the exception of our service providers, certain government agencies, and other non-affiliated parties for our everyday business purposes, such as to process transactions, maintain accounts, respond to court orders and legal investigations, or report to credit bureaus.

Service providers may include but are not limited to transfer agents, custodians and mailing services that are authorized to use this information to carry out services for which we hire them; they are not permitted to share this information for other purposes. Information may be shared with our affiliates (other Van Eck Companies) as permitted by law. However, we limit access to your information to authorized employees only. Be assured that we maintain physical, electronic and procedural safeguards to protect your non-public personal information.

By law, we are required to notify you of any plans to disclose your nonpublic personal information to a non-affiliated third party. We have no current plans to make any such disclosure; however, at any time this might occur in the future, you would be given the opportunity to “opt out.”

For further information or questions regarding our privacy policies, please contact us at 1.800.221.2220.

VAN ECK VIP GLOBAL BOND FUND

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Global Bond Fund (the “Fund”) advanced 5.55% for the twelve months ended December 31, 2012. The Fund substantially outperformed its benchmark index, the Citigroup World Government Bond (CGWGBI) Index1, which gained 1.65% (in U.S. dollar terms) for the same period.

The Fund significantly outperformed the CGWGBI due primarily to effective bond market and currency positioning. The positive contributions made by overweighted positions in the bond markets of the dollar-bloc countries and the U.S. and an underweighted position in the bond market of Japan more than offset the detracting effect of a modestly underweighted position in the core and peripheral European bond markets.

Overview

▪	Accommodative monetary policy remained the primary driver of global financial markets during 2012.

	—	The Federal Reserve Bank (the “Fed”) committed to open-ended quantitative easing and announced its intentions to keep short-term interest rates low until the unemployment rate reaches 6.5% or lower.

	—	The European Central Bank’s (“ECB”) commitment to do “whatever it takes” to preserve the euro and the monetary union seemed to have stabilized European sovereign bond markets.

	—	Following the election of Japan’s new Prime Minister, there was weakening of the yen, an increase in Japanese government bond yields and a rally in Japanese equities.

▪	For the annual period overall, global bond yields declined, as can be seen in the chart here.

	12/31/2012	6/30/2012	12/31/2011

U.S. 10 Yr Yield	1.76	1.65	1.88
German 10 Yr Yield	1.32	1.58	1.83
Japan 10 Yr Yield	0.79	0.84	0.99
Canada 10 Yr Yield	1.80	1.74	1.94
United Kingdom 10 Yr Yield	1.83	1.73	1.98

Source: Bloomberg

Fund Review

The Fund benefited most from its overweighted positions in the bond markets of the dollar bloc countries of Canada, Australia and New Zealand, which, as seen in the chart here, each outpaced the CGWGBI during the annual period. We continued to believe these countries should benefit from stronger fiscal health and the higher growth levels of emerging market economies.

Citigroup World Government Bond Index
Constituent Performance

Full Year 2012	Local terms	USD terms
U.S.		1.97%
EGBI (Eurozone)	10.65%	12.38%
Japan	1.78%	-9.43%
Australia	5.50%	6.83%
Canada	2.18%	4.50%
New Zealand	5.48%	11.55%
United Kingdom	2.73%	7.44%
Germany	4.50%	6.13%
France	10.00%	11.71%
Italy	20.90%	22.78%
Spain	5.61%	7.26%
Portugal	55.84%	58.27%
Ireland	29.09%	31.10%
CGWGBI	4.45%	1.65%

Source: Citigroup Index LLC

The Fund also benefited from its underweighted allocation to Japanese bonds, which lagged the CGWGBI during the annual period, and from its underweighted position in the yen. In the first quarter, the yen weakened materially against the U.S. dollar following the Bank of Japan’s announcement that it would enhance monetary easing and target price stability in order to combat Japan’s persistent deflationary pressures. In the second quarter, the yen reversed course, strengthening relative to the U.S. dollar, as it appeared to benefit from safe haven status amid the worsening European financial crisis. Toward the end of the year, following the election of a new prime minister in Japan, the yen weakened notably against the U.S. dollar, which was perceived as good for Japan’s export-oriented economy. Throughout the annual period, the Fund had no exposure to the Japanese yen.

Appreciation/Depreciation of Major Currencies vs. the U.S. Dollar in 2012

Mexican Peso	MXN	8.42
South Korean Won	KRW	8.27
Norwegian Krone	NOK	7.37
New Zealand Dollar	NZD	6.64
Singapore Dollar	SGD	6.12
Swedish Krona	SEK	5.90
British Pound	GBP	4.58
Taiwanese Dollar	TWD	4.29
Canadian Dollar	CAD	2.94
Swiss Franc	CHF	2.48
Australian Dollar	AUD	1.81
Euro	EUR	1.79
Danish Krone	DKK	1.39
South African Rand	ZAR	-4.53
Brazilian Real	BRL	-9.01
Japanese Yen	JPY	-11.34

Source: Bloomberg

During the annual period, we continued our long-standing strategy of maintaining an overweight bias relative to the Fund’s benchmark in terms of both U.S. currency exposure and U.S. duration. The Fund’s U.S. bond market overweight had a positive, albeit modest, effect on relative results, as it posted a gain of 1.97%, just a bit higher than the CGWGBI as a whole. However, as can be seen in the chart here, the U.S. dollar weakened modestly against most other major currencies.

The Fund’s modestly underweighted position in the core and peripheral European bond markets detracted modestly from relative results. During the first half of the year, core Eurozone bond markets posted strong returns, as boosted in large part by the liquidity provided by the ECB via its LTRO (long term refinancing operation). Peripheral Europe outperformed during the second half of the annual period buoyed by the ECB and Mario Draghi’s commitment to defend the euro and the Eurozone.

Outlook

At the end of the annual period, global economic activity appeared to have stabilized. The U.S. economy was resilient during the fourth quarter of 2012 despite the devastating effects of Superstorm Sandy and the fears surrounding the then-looming fiscal cliff. Emerging market economies appeared to have bottomed. European economic growth, on the other hand, continued to disappoint, as the region remained pressured by austerity measures.

Amid this economic environment, the financial markets remained focused on monetary policy. The Fed remained accommodative, pinning its policy on an unemployment rate target rather than any date-specific marker. With its policies, the ECB has at least temporarily mitigated sovereign debt tail risk. The Bank of Japan is targeting inflation with its aggressive monetary and fiscal policies. Of course, even with accommodative monetary policy, politics remains a potential risk to the financial markets. The U.S. fiscal cliff, for example, was barely averted, and debt ceiling debate and rating downgrades remain real risks in the months ahead. Upcoming German and Italian elections will likely be the focus within the Eurozone.

Given these conditions, it is our intent to maintain the Fund’s shorter duration globally than the CGWGBI. We further expect to maintain the Fund’s underweighted exposure to the Japanese yen and its overweighted allocations to the Australian, New Zealand and Canadian dollars. We are likely to keep the Fund’s overweighted bias to the U.S. and its close to CGWGBI exposure to Europe.

VAN ECK VIP GLOBAL BOND FUND

The Fund is subject to risks associated with its investments in debt securities, debt securities rated below investment grade, common stocks, convertible securities, derivatives, asset-backed securities and CMOs and to risks associated with investments in other investment companies. Bonds and bond funds will decrease in value as interest rates rise. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is also subject to nondiversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your participation in the Van Eck VIP Global Bond Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Charles T. Cameron	Gregory F. Krenzer
Co-Portfolio Manager	Co-Portfolio Manager

January 18, 2013

Note: All country and regional bond market returns are Citigroup Government Bond Indices.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The Citigroup World Government Bond Index (CGWGBI) is a market capitalization weighted benchmark that tracks the performance of approximately 20 world government bond markets.

Geographical Weightings*
(unaudited)

As of December 31, 2012. Portfolio subject to change.
* Percentage of net assets.

VAN ECK VIP GLOBAL BOND FUND

PERFORMANCE COMPARISON
December 31, 2012 (unaudited)

Average Annual Total Return 12/31/12	Fund Initial Class	CGWGBI

One Year	5.55%	1.65%

Five Year	5.88%	5.27%

Ten Year	6.88%	6.04%

Hypothetical Growth of $10,000 (Ten Year: Initial Class)

Inception date for the Van Eck VIP Global Bond Fund was 9/1/89 (Initial Class).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The Citigroup World Government Bond (CGWGBI) Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2012 to December 31, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Global Bond Fund

		Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Expenses Paid During the Period* July 1, 2012– December 31, 2012

Initial Class	Actual	$1,000.00	$1,032.90	$5.61
	Hypothetical**	$1,000.00	$1,019.62	$5.57

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2012), of 1.10% multiplied by the average account value over the period, multiplied by 184 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

VAN ECK VIP GLOBAL BOND FUND

SCHEDULE OF INVESTMENTS
December 31, 2012

Principal Amount			Value

BONDS AND NOTES: 97.9%

Australia: 5.4%
AUD	2,400,000	Australian Government Bond 5.75%, 05/15/21	$2,970,874

Belgium: 5.0%
EUR	1,800,000	Belgian Government Bond 4.00%, 03/28/17	2,710,836

Canada: 5.1%
CAD	2,700,000	Canadian Government Bond 2.00%, 06/01/16	2,778,229

France: 5.2%
EUR	1,900,000	French Government Bond 3.75%, 04/25/17	2,851,402

Germany: 14.6%
EUR	3,000,000	Bundesrepublik Deutschland 4.75%, 07/04/28	5,483,944
	1,600,000	Kreditanstalt fuer Wiederaufbau 3.63%, 01/20/20	2,477,757

			7,961,701

Netherlands: 5.2%
EUR	1,900,000	Dutch Government Bond 4.00%, 07/15/16	2,841,563

New Zealand: 6.9%
NZD	4,500,000	New Zealand Government Bond 6.50%, 04/15/13	3,760,889

United Kingdom: 5.2%
GBP	1,500,000	United Kingdom Gilt 3.75%, 09/07/20	2,850,449

Principal Amount			Value

United States: 45.3%
USD	1,000,000	Caterpillar, Inc. 7.90%, 12/15/18 (c)	$1,358,157
	2,000,000	U.S. Treasury Bond
		6.63%, 02/15/27	3,076,876
		U.S. Treasury Notes
	3,300,000	1.00%, 09/30/16	3,363,423
	4,400,000	1.50%, 08/31/18	4,556,407
	2,500,000	2.13%, 02/29/16	2,636,525
	3,500,000	2.63%, 11/15/20	3,841,796
	5,000,000	3.63%, 02/15/20	5,842,970

			24,676,154

Total Bonds and Notes (Cost: $43,352,797)			53,402,097

Number of Shares

MONEY MARKET FUND: 1.2% (Cost: $630,467)

630,467	AIM Treasury Portfolio - Institutional Class	630,467

Total Investments: 99.1% (Cost: $43,983,264)		54,032,564
Other assets less liabilities: 0.9%		496,850

NET ASSETS: 100.0%		$54,529,414

AUD	—	Australian Dollar
CAD	—	Canadian Dollar
EUR	—	Euro
GBP	—	British Pound
NZD	—	New Zealand Dollar
USD	—	United States Dollar
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer

Summary of Investments by Sector (unaudited)	% of Investments	Value

Financial	4.6%	$2,477,757
Government	91.7	49,566,183
Industrial	2.5	1,358,157
Money Market Fund	1.2	630,467

	100.0%	$54,032,564

The summary of inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Bonds and Notes*	$—	$53,402,097	$—	$53,402,097
Money Market Fund	630,467	—	—	630,467

Total	$630,467	$53,402,097	$—	$54,032,564

* See Schedule of Investments for security type and geographic country breakouts.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

Assets:
Investments, at value (Cost $43,983,264)	$54,032,564
Receivables:
Shares of beneficial interest sold	56,764
Dividends and interest	637,137
Prepaid expenses	653

Total assets	54,727,118

Liabilities:
Payables:
Shares of beneficial interest redeemed	43,467
Due to Adviser	45,141
Deferred Trustee fees	13,065
Accrued expenses	96,031

Total liabilities	197,704

NET ASSETS	$54,529,414

Initial Class Shares:
Net Assets	$54,529,414

Shares of beneficial interest outstanding	4,575,555

Net asset value, redemption and offering price per share	$11.92

Net Assets consist of:
Aggregate paid in capital	$43,354,726
Net unrealized appreciation	10,060,797
Undistributed net investment income	1,104,990
Accumulated net realized gain	8,901

$54,529,414

See Notes to Financial Statements

VAN ECK VIP GLOBAL BOND FUND

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

Income:
Dividends		$524
Interest		1,765,518

Total income		1,766,042

Expenses:
Management fees	$551,432
Transfer agent fees - Initial Class	19,769
Transfer agent fees - Class R1 Shares (a)	4,438
Custodian fees	7,521
Professional fees	33,582
Reports to shareholders	29,452
Insurance	1,058
Interest	19
Trustees’ fees and expenses	2,016
Other	2,951

Total expenses	652,238
Waiver of management fees	(45,858)

Net expenses		606,380

Net investment income		1,159,662

Net realized gain (loss) on:
Investments		8,901
Foreign currency transactions and foreign denominated assets and liabilities		(42,288)

Net realized loss		(33,387)

Net change in unrealized appreciation (depreciation) on:
Investments		1,820,934
Foreign currency transactions and foreign denominated assets and liabilities		39,920

Net change in unrealized appreciation (depreciation)		1,860,854

Net Increase in Net Assets Resulting from Operations		$2,987,129

(a) The Fund closed Class R1 Shares as of April 30, 2012 (See Note 1).

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2012	Year Ended December 31, 2011

Operations:
Net investment income	$1,159,662	$1,285,951
Net realized gain (loss)	(33,387)	730,456
Net change in unrealized appreciation (depreciation)	1,860,854	2,007,817

Net increase in net assets resulting from operations	2,987,129	4,024,224

Dividends and Distributions to shareholders from:
Net investment income
Initial Class Shares	(945,039)	(2,850,676)
Class R1 Shares	(277,296)	(911,737)

	(1,222,335)	(3,762,413)

Net realized gains
Initial Class Shares	(596,101)	(726,760)
Class R1 Shares	(174,910)	(232,441)

	(771,011)	(959,201)

Total dividends and distributions	(1,993,346)	(4,721,614)

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	13,344,381	30,915,700
Class R1 Shares	210,896	3,078,718

	13,555,277	33,994,418

Transfer of shares due to conversion (a)
Initial Class Shares	11,955,539	—
Class R1 Shares	(11,955,539)	—

	—	—

Reinvestment of dividends and distributions
Initial Class Shares	1,541,140	3,577,436
Class R1 Shares	452,206	1,144,178

	1,993,346	4,721,614

Cost of shares redeemed
Initial Class Shares	(17,304,779)	(25,797,989)
Class R1 Shares	(1,313,508)	(2,796,996)
Redemption fees	338	1,353

	(18,617,949)	(28,593,632)

Net increase (decrease) in net assets resulting from share transactions	(3,069,326)	10,122,400

Total increase (decrease) in net assets	(2,075,543)	9,425,010

Net Assets:
Beginning of year	56,604,957	47,179,947

End of year (including undistributed net investment income of $1,104,990 and $1,212,331, respectively)	$54,529,414	$56,604,957

* Shares of beneficial interest issued, transferred, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

Initial Class Shares:
Shares sold	1,153,175	2,671,313
Shares transferred (a)	1,033,322	—
Shares reinvested	134,129	329,111
Shares redeemed	(1,490,971)	(2,221,096)

Net increase	829,655	779,328

Class R1 Shares:
Shares sold	18,570	272,218
Shares transferred (a)	(1,033,322)	—
Shares reinvested	39,356	105,260
Shares redeemed	(113,789)	(243,707)

Net increase (decrease)	(1,089,185)	133,771

(a)	At the close of business on April 30, 2012, the Fund closed Class R1 Shares and all outstanding Class R1 shares were converted to Initial Class Shares.

See Notes to Financial Statements

VAN ECK VIP GLOBAL BOND FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Initial Class Shares

	Year Ended December 31,

	2012	2011	2010	2009	2008

Net asset value, beginning of year	$11.71	$12.03	$11.75	$11.52	$12.12

Income from investment operations:
Net investment income	0.24	0.27	0.31	0.34	0.41
Net realized and unrealized gain (loss) on investments	0.39	0.62	(0.02)	0.30	0.02

Total from investment operations	0.63	0.89	0.29	0.64	0.43

Less dividends and distributions from:
Net investment income	(0.26)	(0.96)	(0.42)	(0.41)	(1.03)
Net realized gains	(0.16)	(0.25)	—	—	—

Total dividends and distributions	(0.42)	(1.21)	(0.42)	(0.41)	(1.03)

Settlement payments from unaffiliated third parties	—	—	0.41 (b)	—	—

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of year	$11.92	$11.71	$12.03	$11.75	$11.52

Total return (a)	5.55%	8.14%	6.20% (b)	5.98%	3.61%

Ratios/Supplementary Data
Net Assets, end of year (000’s)	$54,529	$43,854	$35,688	$33,757	$35,200
Ratio of gross expenses to average net assets	1.18%	1.22%	1.30%	1.31%	1.17%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net expenses, excluding interest expense, to average net assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets	2.10%	2.33%	2.60%	2.95%	3.08%
Portfolio turnover rate	0%	23%	35%	0%	2%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 3.71% of the Initial Class Shares total return.
(c)	Amount represents less than $0.005 per share

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
December 31, 2012

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Global Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund currently offers a single class of shares: Initial Class Shares. At the close of business on April 30, 2012, the Fund closed Class R1 Shares and all Class R1 Shares outstanding were converted to Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Bonds and notes are fair valued by a pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as Level 2 in the fair value hierarchy. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities, dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, a table that reconciles the valuation of the Fund’s Level 3 investments and presents additional information about valuation methodologies and unobservable inputs, if applicable, is located in the Schedule of Investments.

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

VAN ECK VIP GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. The Fund held no derivative instruments during the year ended December 31, 2012.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held no forward foreign currency contracts during the year ended December 31, 2012.

F.

Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Financial Highlights. The Fund received redemption fees from Class R1 Shares prior to its closing on April 30, 2012 which are reflected in the Statement of Changes in Net Assets and Financial Highlights. Prior to the closing of the Class R1 Shares on April 30, 2012, income, expenses (excluding class-specific expenses), realized and unrealized gains/losses were allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses were charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% on the average daily net assets in excess of $750 million. The Adviser has agreed, at least until May 1, 2013, to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.10% of average daily net assets, for Initial Class Shares. For the year ended December 31, 2012, the Adviser waived management fees in the amount of $45,858. Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the distributor.

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 4—Investments—For the year ended December 31, 2012, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $0 and $3,380,159, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2012 was $43,983,264 and net unrealized appreciation aggregated $10,049,300 of which $10,049,300 related to appreciated securities. At December 31, 2012, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$1,126,955
Other temporary difference	(13,064)
Unrealized appreciation	10,060,797

Total	$11,174,688

The tax character of dividends and distributions paid to shareholders were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011

Ordinary income	$1,224,715	$4,721,613
Long term capital gains	768,731	—

Total	$1,993,346	$4,721,613

During the year ended December 31, 2012, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $44,668, and increased accumulated net realized gain on investments by $44,668. Net assets were not affected by this reclassification. These differences are primarily due to foreign currency transactions.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2009-2011), or expected to be taken in the Fund’s current tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2012, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities, it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

At December 31, 2012, the aggregate shareholder accounts of five insurance companies own approximately 53%, 23%, 8%, 6% and 5% of the Initial Class Shares.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. The average daily loan balance during the 5 day period for which a loan was outstanding amounted to $97,030 and the average interest rate was 1.40%. At December 31, 2012, the Fund had no outstanding borrowings under the Facility.

Note 9—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the year ended December 31, 2012, the Fund had no securities lending activity.

VAN ECK VIP GLOBAL BOND FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 10—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the year ended December 31, 2012, there were no offsets of custodial fees.

Note 11—Recent Accounting Pronouncements—The Fund adopted Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new disclosures have been implemented for annual and interim periods beginning after December 15, 2011 and can be found in Note 2 to the financial statements.

In December 2011, the Financial Accounting Standards Board issued ASU No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, which requires an entity to make additional disclosures about offsetting assets and liabilities and related arrangements. The new guidance seeks to enhance disclosures by requiring improved information about financial instruments and derivatives instruments that are either: (1) offset in accordance with GAAP, or (2) subject to enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with GAAP. The new guidance is effective for periods beginning on or after January 1, 2013. Management is currently evaluating the implications of ASU No. 2011-11 and its impact on the Fund’s financial statements.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

A dividend of $0.247 per share from net investment income and a distribution of $0.002 per share from short-term capital gains were declared and paid on January 31, 2013 to shareholders of record of the Initial Class Shares as of January 30, 2013 with a reinvestment date of January 31, 2013.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Van Eck VIP Trust and
Shareholders of Van Eck VIP Global Bond Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Eck VIP Global Bond Fund (one of the series constituting Van Eck VIP Trust) (the “Fund”) as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Eck VIP Global Bond Fund (one of the series constituting the Van Eck VIP Trust) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 13, 2013

VAN ECK VIP TRUST

BOARD OF TRUSTEES AND OFFICERS
(unaudited)

Trustee’s Name, Address(1) and Age	Position(s) Held With Trust Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held Outside the Fund Complex(3) During the Past Five Years

Independent Trustees

Jon Lukomnik 56 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	10	Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC; formerly Director of Sears Canada, Inc.

Jane DiRenzo Pigott 55 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	10	Formerly Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 65 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System since 1991.	10	Director, The Torray Funds (2 portfolios), since 1993 (Chairman of the Board since December 2005).

R. Alastair Short 59 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W. P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008; Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	60	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 53 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	60	Director, SmartBrief, Inc.

Robert L. Stelzl 67 (A)(G)	Trustee since July 2007	Trustee, Joslyn Family Trusts, 2003 to present; President, Rivas Capital, Inc. (real estate property management services company), 2004 to present.	10	Lead Independent Director, Brookfield Properties, Inc.; Director and Chairman, Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
(2)

Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.

(3)	The Fund Complex consists of Van Eck Funds, Van Eck VIP Trust and Market Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.

Officer’s Name, Address(1) and Age	Position(s) Held With Trust	Term Of Office and Length of Time Served(2)	Principal Occupations During the Past Five Years

Russell G. Brennan, 48	Assistant Vice President and Assistant Treasurer	Since 2008

Assistant Vice President of the Adviser, Van Eck Associates Corporation (Since 2008); Manager (Portfolio Administration) of the Adviser (September 2005-October 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 52	Vice President	Since 1996	Director of Trading (Since 1995) and Portfolio Manager (Since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 55	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)

Vice President of Portfolio Administration of the Adviser (Since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (Since 2009); Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC (September 1997-February 2009); Officer of other investment companies advised by the Adviser.

Wu-Kwan Kit, 31	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2011); Associate, Schulte Roth & Zabel LLP (September 2007-August 2011)

Susan C. Lashley, 57	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Thomas K. Lynch, 56	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Adviser and VEARA (Since December 2006) and VESC (Since August 2008); Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 32	Assistant Vice President and Assistant Secretary	Since 2008

Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by the Adviser.

Joseph J. McBrien, 64	Senior Vice President, Secretary and Chief Legal Officer	Since 2005

Senior Vice President, General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since December 2005); Director of VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Jonathan R. Simon, 38	Vice President and Assistant Secretary	Since 2006	Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (Since 2006); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 57	Senior Vice President	Since 1985

Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (Since 1997); Director of the Adviser, VESC and VEARA (Since October 2010); Officer of other investment companies advised by the Adviser.

Jan F. van Eck, 49	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto served as Executive Vice President)

Director and Owner of the Adviser (Since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (Since November 1985), President (Since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA; Trustee, President and Chief Executive Officer of Market Vectors ETF Trust; Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 335 Madison Avenue, 19th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Trustees.

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com	VIPGBDAR

Item 2. CODE OF ETHICS

a)   The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)   Not applicable.

c)   The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d)   The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)   Not applicable.

f)   The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

     The Registrant's Board of Trustees has determined that Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to
     Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)   Audit Fees

     Ernst & Young, as principal  accountant for the Van Eck VIP Trust, billed audit fees of $108,000 for 2012 and $112,000 for 2011.

b)   Audit-Related Fees

     Ernst & Young billed other audit-related fees of $0 for 2012 and
     $0 for 2011.

c)   Tax Fees

     Ernst & Young billed tax fees of $16,400 for 2012 and $16,400 for 2011.

d)   All Other Fees

     None.

e)   The Audit Committee pre-approves all audit and non-audit services to be provided to the Fund by the independent accountants as required by Section
     10A of the Securities Exchange Act of 1934. The Audit Committee has
     authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)   Not applicable.

g)   Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)   Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Global Bond Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck VIP Global
     Bond Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP GLOBAL BOND FUND

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date  March 8, 2013
      -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        ------------------------
Date  March 8, 2013
      -------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                         ----------------------------------------
Date  March 8, 2013
      -------------